As filed with the Securities and Exchange Commission on August 5, 2011

Registration No. 333-175994

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

777 Post Oak Boulevard, Suite 800

Houston, Texas, 77056

(281) 404-4709

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

Douglas G. Smith

777 Post Oak Boulevard, Suite 800

Houston, Texas 77056

(281) 404-4709

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy To:

Bryan K. Brown

Porter Hedges LLP

RRI Energy Plaza 1000 Main Street, 36th Floor

Houston, Texas 77002

(713) 226-6000 Facsimile: (713) 226-6291

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Some or all of the following direct and indirect wholly-owned subsidiaries of Vantage Drilling Company may guarantee the debt securities issued pursuant to this registration statement. The address, including zip code, and telephone number, including area code, of each of the co-registrants is 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056, (281) 404-4700:

Name	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Emerald Driller Company	Cayman Islands	N/A
Mandarin Drilling Corporation	Marshall Islands	N/A
Offshore Group Investment Limited	Cayman Islands	N/A
P2020 Rig Co.	Cayman Islands	N/A
P2021 Rig Co.	Cayman Islands	N/A
Sapphire Driller Company	Cayman Islands	N/A
Vantage Deepwater Company	Cayman Islands	N/A
Vantage Driller I Co.	Cayman Islands	N/A
Vantage Driller II Co.	Cayman Islands	N/A
Vantage Driller III Co.	Cayman Islands	N/A
Vantage Driller IV Co.	Cayman Islands	N/A
Vantage Driller V Co.	Cayman Islands	N/A
Vantage Drilling Labuan I Ltd.	Malaysia	N/A
Vantage Drilling Netherlands B.V.	The Netherlands	N/A
Vantage Drilling (Malaysia) I Sdn. Bhd.	Malaysia	N/A
Vantage Energy Services, Inc.	Delaware	51-0599779
Vantage Holding Hungary Kft	Hungary	N/A
Vantage Holdings Caymans	Cayman Islands	N/A
Vantage Holdings Malaysia I Co.	Cayman Islands	N/A
Vantage International Management Co.	Cayman Islands	N/A
Vantage International Management Company Pte Ltd.	Singapore	N/A

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement of Form S-3 (Registration No. 333-175994) is being filed for the purpose of filing certain exhibits to the Registration Statement not previously filed. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, the base prospectus is omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth all expenses that we will pay in connection with the issuance and distribution of the securities described in this Registration Statement. Other than the registration fee, each amount shown is an estimate.

Securities and Exchange Commission Registration Fee	$	29,025
Trustee’s Fees and Expenses	$	20,000
Rating Agencies’ Fees	$	225,000
Transfer Agent and Registrar Fees and Expenses	$	1,600
Printing Expenses	$	50,000
Accounting Fees and Expenses	$	5,000
Legal Fees and Expenses	$	35,000
Miscellaneous Expenses	$	50,000
Total Expenses	$	415,625

ITEM 15.	INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud, willful default, willful neglect, dishonesty or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors for any liability incurred in their capacities as such, except through their own actual fraud or willful default.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

The limitation of liability and indemnification provisions in our amended and restated memorandum and articles of association may discourage securityholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our securityholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. There is currently no pending material litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought.

ITEM 16.	EXHIBITS.

The following is a list of all exhibits filed as a part of this Registration Statement, including those incorporated by reference in this Registration Statement.

Exhibit No.	Description

1.1	Form(s) of Underwriting Agreement *

4.1	Specimen Ordinary Share Certificate (Incorporated by reference to Exhibit 4.1 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

4.2	Specimen Unit Certificate (Incorporated by reference to Exhibit 4.2 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

Exhibit No.	Description

4.3	Specimen Warrant Certificate (Incorporated by reference to Exhibit 4.3 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and Vantage Drilling Company (Incorporated by reference to Exhibit 4.1 of the Company’s current report on Form 8-K filed with the SEC on June 18, 2008)

4.5	Form of Indenture †

4.6	Form of Warrant Agreement *

4.7	Form of Deposit Agreement *

4.8	Form of Depositary Share *

4.9	Form of Unit Agreement *

4.10	Form of Guarantee *

5.1	Opinion of Porter Hedges LLP †

5.2	Opinion of Maples and Calder **

5.3	Opinion of Reti, Antall and Partners Law Firm †

5.4	Opinion of Heussen **

5.5	Opinion of Reeder & Simpson PC †

5.6	Opinion of Azmi & Associates **

5.7	Opinion of the Kelvin Chia Partnership †

12.1	Statement showing computation of ratio of earnings to fixed charges †

23.1	Consent of UHY LLP, Independent Registered Certified Public Accounting Firm †

23.2	Consent of Porter Hedges LLP (included in opinion filed as Exhibit 5.1)

23.3	Consent of Maples and Calder (included in opinion filed as Exhibit 5.2)

23.4	Consent of Reti, Antall and Partners Law Firm (included in opinion filed as Exhibit 5.3)

23.5	Consent of Heussen (included in opinion filed as Exhibit 5.4)

23.6	Consent of Reeder & Simpson PC (included in opinion filed as Exhibit 5.5)

23.7	Consent of Azmi & Associates (included in opinion filed as Exhibit 5.6)

23.8	Consent of the Kelvin Chia Partnership (included in opinion filed as Exhibit 5.7)

24.1	Power of Attorney †

24.2	Power of Attorney for Vantage International Management Company Pte Ltd. (included on signature page)

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended *

†	Previously filed
*	To be filed, if necessary, by an amendment to this Registration Statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with the offering of securities registered hereunder.
**	Filed herewith.

ITEM 17.	UNDERTAKINGS.

We hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) above do not apply if the registration statement is on Form S-3 (§ 239.13 of this chapter) and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by us pursuant to Section 13 and Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

Each prospectus filed pursuant to Rule 424(b) as part of this registration statement, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in the registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(8) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(9) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Exchange Act of 1934 and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Drilling Company

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chairman and Chief Executive Officer (Principal executive officer)	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

By:	*	Director	August 5, 2011
Steven Bradshaw

By:	*	Director	August 5, 2011
Marcelo D. Guiscardo

	Signature	Title	Date

By:	*	Director	August 5, 2011
Ong Tian Khiam

By:	*	Director	August 5, 2011
Duke R. Ligon

By:	*	Director	August 5, 2011
John C.G. O’Leary

By:	*	Director	August 5, 2011
Steinar Thomassen

*By:	/s/ Christopher G. DeClaire
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Emerald Driller Company

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Mandarin Drilling Corporation

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Offshore Group Investment Limited

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer)	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer) and Director	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

P2020 Rig Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

P2021 Rig Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Sapphire Driller Company

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Deepwater Company

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and	August 5, 2011
	Douglas G. Smith	accounting officer)

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Driller I Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Driller II Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg
By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

By:	*	Director	August 5, 2011
Don Munro

*By:	/s/ Christopher G. DeClaire
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Driller III Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Driller IV Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date
By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Driller V Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011
Paul A. Bragg

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011
Douglas G. Smith

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Drilling Labuan I Ltd.

By:	/s/ Linda J. Ibrahim
Linda J. Ibrahim
Director

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Linda J. Ibrahim	Director (Principal executive, financial and accounting officer)	August 5, 2011
Linda J. Ibrahim

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Drilling (Malaysia) I Sdn. Bdh.

By:	/s/ Linda J. Ibrahim
Linda J. Ibrahim
Director

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Linda J. Ibrahim	Director (Principal executive, financial and accounting officer)	August 5, 2011
Linda J. Ibrahim

By:	*	Director	August 5, 2011
Fadzil Ishkandar Bin Badaruddin

By:	*	Director	August 5, 2011
Norwen Shahreeda Bin Mohamad Ghazali

*By:	/s/ Christopher G. DeClaire
Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Drilling Netherlands B.V.

By:	/s/ Linda J. Ibrahim
Linda J. Ibrahim
Managing Director

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Linda J. Ibrahim	Managing Director (Principal executive, financial and accounting	August 5, 2011
	Linda J. Ibrahim	officer)

		Managing Director	August 5, 2011
By:	*

Managing Director
By:	*		August 5, 2011

*By:	/s/ Christopher G. DeClaire
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Energy Services, Inc.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg	Chairman and Chief Executive Officer (Principal executive officer)	August 5, 2011
	Paul A. Bragg	and Director

By:	/s/ Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and	August 5, 2011
	Douglas G. Smith	accounting officer)

Director
By:	/s/ Christopher G. DeClaire		August 5, 2011
Christopher G. DeClaire

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Budapest, Hungary, on the 5th day of August, 2011.

Vantage Holding Hungary Kft

By:	/s/ Linda J. Ibrahim
Linda J. Ibrahim
Managing Director

By:	/s/ Julia Varga
Julia Varga
Managing Director

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date
By:	/s/ Mark C. Howell	Managing Director	August 5, 2011
Mark C. Howell

By:	/s/ Linda J. Ibrahim	Managing Director (Principal executive, financial and accounting officer)	August 5, 2011
Linda Ibrahim

By:	/s/ Julia Varga	Managing Director	August 5, 2011
Julia Varga

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Holdings Caymans

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011

By:	/s/ Douglas G. Smith Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage Holdings Malaysia I Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

By:	/s/ Paul A. Bragg Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011

By:	/s/ Douglas G. Smith Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage International Management Co.

By:	/s/ Paul A. Bragg
Paul A. Bragg
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Paul A. Bragg Paul A. Bragg	Chief Executive Officer (Principal executive officer) and Director	August 5, 2011

By:	/s/ Douglas G. Smith Douglas G. Smith	Chief Financial Officer and Treasurer (Principal financial and accounting officer)	August 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 5th day of August, 2011.

Vantage International Management Company Pte Ltd.

By:	/s/ Douglas G. Smith
Douglas G. Smith Director

POWER OF ATTORNEY AND SIGNATURES

Each person whose signature appears below constitutes and appoints Douglas G. Smith and Christopher G. DeClaire, and each of them individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	Douglas W. Halkett	Director (Principal executive officer)	August 5, 2011

By:	/s/ Douglas G. Smith Douglas G. Smith	Director (Principal financial and accounting officer)	August 5, 2011

By:	/s/ Michel R.C. Derbyshire Michel R.C. Derbyshire	Director	August 5, 2011

By:	/s/ Don Munro Don Munro	Director	August 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Form(s) of Underwriting Agreement *

4.1	Specimen Ordinary Share Certificate (Incorporated by reference to Exhibit 4.1 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

4.2	Specimen Unit Certificate (Incorporated by reference to Exhibit 4.2 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

4.3	Specimen Warrant Certificate (Incorporated by reference to Exhibit 4.3 of Amendment No. 4 to the Company’s registration statement on Form F-4 (File No. 333-147797))

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and Vantage Drilling Company (Incorporated by reference to Exhibit 4.1 of the Company’s current report on Form 8-K filed with the SEC on June 18, 2008)

4.5	Form of Indenture †

4.6	Form of Warrant Agreement *

4.7	Form of Deposit Agreement *

4.8	Form of Depositary Share *

4.9	Form of Unit Agreement *

4.10	Form of Guarantee *

5.1	Opinion of Porter Hedges LLP †

5.2	Opinion of Maples and Calder **

5.3	Opinion of Reti, Antall and Partners Law Firm †

5.4	Opinion of Heussen **

5.5	Opinion of Reeder & Simpson PC †

5.6	Opinion of Azmi & Associates **

5.7	Opinion of the Kelvin Chia Partnership †

12.1	Statement showing computation of ratio of earnings to fixed charges †

23.1	Consent of UHY LLP, Independent Registered Certified Public Accounting Firm †

23.2	Consent of Porter Hedges LLP (included in opinion filed as Exhibit 5.1)

23.3	Consent of Maples and Calder (included in opinion filed as Exhibit 5.2)

23.4	Consent of Reti, Antall and Partners Law Firm (included in opinion filed as Exhibit 5.3)

23.5	Consent of Heussen (included in opinion filed as Exhibit 5.4)

23.6	Consent of Reeder & Simpson PC (included in opinion filed as Exhibit 5.5)

23.7	Consent of Azmi & Associates (included in opinion filed as Exhibit 5.6)

23.8	Consent of the Kelvin Chia Partnership (included in opinion filed as Exhibit 5.7)

24.1	Power of Attorney†

24.2	Power of Attorney for Vantage International Management Company Pte Ltd. (included on signature page)

25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended *

†	Previously filed.
*	To be filed, if necessary, by an amendment to this Registration Statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with the offering of securities registered hereunder.
**	Filed herewith.